                                                                   Exhibit 10.49

                         L-3 COMMUNICATIONS CORPORATION

                       SECOND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT

                  This SECOND OMNIBUS AMENDMENT REGARDING THE SECOND AMENDED AND
RESTATED 364 DAY CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 23,
2004 and entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (the "BORROWER") which is wholly owned by L-3 COMMUNICATIONS
HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the Lenders party to the
Credit Agreement referred to below on the date hereof (the "LENDERS"), BANK OF
AMERICA, N.A., ("BOA"), as administrative agent for the Agents (as defined below) and the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), LEHMAN
COMMERCIAL PAPER, INC. ("LCPI") as syndication agent and documentation agent (in such capacity, the "SYNDICATION AGENT" and the "DOCUMENTATION AGENT") and
certain financial institutions named as co-agents. All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Borrower, the Lenders, the Syndication Agent, the
Documentation Agent, the Administrative Agent and certain other parties have entered into the Second Amended and Restated 364 Day Credit Agreement dated as of May 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, the Borrower desires that the Lenders to amend the
Credit Agreement and the Parent Guarantee to permit the Borrower and Holdings to declare and pay up to $25,000,000 of dividends in any fiscal quarter.

                  NOW, THEREFORE, in consideration of the premises and the
agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. OMNIBUS AMENDMENT TO CERTAIN CREDIT DOCUMENTS.
Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 2 of this Amendment, the Borrower and the Requisite Class Lenders party to the Credit Agreement hereby agree to amend the Credit Documents referenced below as follows:

       1.1        The term "Permitted Stock Payments" in Subsection 1.1 of the
Credit Agreement is hereby amended and restated as follows:

                  ""Permitted Stock Payments": (A) dividends by the Borrower to
       Holdings in amounts equal to the amounts required for Holdings to (i)
       pay franchise taxes and other

       fees required to maintain its legal existence and (ii) provide for other operating costs of up to $1,000,000 per fiscal year, (B)
       dividends by the Borrower to Holdings in amounts equal to amounts required for Holdings to pay federal, state and local income taxes to the extent such income taxes are actually due and owing, provided that the aggregate amount paid under this clause (B) does not exceed the amount that the Borrower would be required to pay in respect of the income of the Borrower and its Subsidiaries if the Borrower were a stand alone entity that was not owned by Holdings, (C) from and after
       January 1, 2004, dividends by the Borrower to Holdings in an aggregate amount not to exceed $25,000,000 in any fiscal quarter of the Borrower so long as at the time of declaring and paying any such dividend no
       Default or Event of Default shall have occurred and be continuing and
       (D) dividends by the Borrower to Holdings to fund interest expense or dividends in respect of the Permitted Convertible Securities issued by
       Holdings, provided that such dividends under this clause (D) shall not, in any fiscal year, exceed an amount equal to the interest or dividends actually accruing on the outstanding principal amount of such Permitted Convertible Securities in such fiscal year less the sum of all intercompany advances funded pursuant to subsection 7.9(l)
       hereof by the Borrower to Holdings in respect of such Permitted
       Convertible Securities in such fiscal year."

       1.2        The definition of "Permitted Parent Distributions" in
Section 1.1(b) of the Parent Guarantee is hereby amended and restated to read as follows:

       1.3        ""Permitted Parent Distributions": (a) the issuance by
Holdings of options or other equity securities of Holdings to outside directors, members of management or employees of Holdings in the ordinary course of business, (b) cash payments made in lieu of issuing fractional shares of
Holdings' common stock or preferred stock, (c) from and after January 1, 2004,
Parent Distributions funded solely with the proceeds of dividends received from the Borrower pursuant to clause (C) of the definition of Permitted Stock
Payments in the Credit Agreements so long as at the time of declaring and paying any such Parent Distribution no Default or Event of Default shall have occurred and be continuing and (d) the application of up to $2,000,000 of the proceeds of the sale of common stock of Holdings to the repurchase of common stock of
Holdings from management of Holdings or the Borrower."

                  SECTION 2. CONDITIONS TO EFFECTIVENESS OF SECTION 1. The
provisions of Section 1 of this Amendment shall be deemed effective when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "AMENDMENT
EFFECTIVE DATE"):

       2.1        The Borrower shall have delivered to Administrative Agent
executed copies of this Amendment and each of the other Credit Parties shall have delivered to the Administrative Agent executed copies of the Guarantors'
Consent and Acknowledgment to this Amendment in the form attached hereto;

       2.2        The Requisite Class Lenders party to the Credit Agreement, shall have delivered to the Administrative Agent an executed original or facsimile counterpart of its signature page to this Amendment;

                                       2

       2.3        The Administrative Agent shall have received a secretary's or assistant secretary's certificate of the Borrower certifying board resolutions authorizing the execution, delivery and performance of this Amendment by the
Borrower;

       2.4        The representations and warranties contained in Section 3
hereof shall be true and correct in all respects; and

       2.5        All conditions to effectiveness set forth in Sections 2.1,
2.2, 2.3, and 2.4 in the Second Omnibus Amendment Regarding Third Amended and
Restated Credit Agreement of even date herewith shall have been satisfied.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce
Lenders to enter into this Amendment, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

       3.1        Authorization and Enforceability. (a) The Borrower has all
requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as modified by this Amendment (the "AGREEMENT"), (b) the execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower and (c) this Amendment and the Agreement have been duly executed and delivered by the Borrower and, when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding, in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

       3.2        Incorporation of Representations and Warranties From Credit
Agreement. The representations and warranties contained in Section 4 of the
Credit Agreement, after giving effect to the amendments contained in Section 1 of this Amendment, are and will be true, correct and complete in all material respects on and as of each of the Amendment Effective Date, to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

       3.3        Absence of Default and Setoff. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that constitutes a Default or an Event of Default and no defense, setoff or counterclaim of any kind, nature or description exists to the payment and performance of the obligations owing by the Borrower to the Agents and the Lenders.

                  SECTION 4. MISCELLANEOUS.

       4.1        Effect on the Credit Agreement and the other Credit Documents.
Except as specifically provided in this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this
Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of

                                      3

the Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

       4.2        Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.5 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the
Borrower.

       4.3        GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       4.4        SUBMISSION TO JURISDICTION; WAIVERS; WAIVER OF JURY TRIAL;
ACKNOWLEDGMENTS; CONFIDENTIALITY. Each of the terms and conditions set forth in
Sections 10.12, 10.13, 10.14 and 10.15 of the Credit Agreement are hereby incorporated into this Amendment as if set forth fully herein except that each reference to "Agreement" therein shall be deemed to be a reference to
"Amendment" herein.

       4.5        Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

                                       4

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                L-3 COMMUNICATIONS CORPORATION

                                By:
                                   --------------------------------------
                                   Title:

                                L-3 COMMUNICATIONS HOLDINGS, INC.

                                By:
                                   --------------------------------------
                                   Title:

                                BANK OF AMERICA, N.A.,
                                  as Administrative Agent and as a Lender

                                By:
                                   ---------------------------------------
                                   Title:

                                LEHMAN COMMERCIAL PAPER INC.,
                                   as Documentation Agent, Syndication Agent and
                                   as a Lender

                                By:
                                  ----------------------------------------
                                  Title:

             [SIGNATURE PAGES TO SECOND OMNIBUS AMENDMENT REGARDING
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                     Guarantors' Acknowledgment and Consent
                     --------------------------------------
                  Each of the undersigned hereby acknowledges receipt of the attached Amendment and consents to the execution and performance thereof by L-3
Communications Corporation. Each of the undersigned hereby also reaffirms that the guarantee and any applicable Pledge Agreement of such undersigned in favor of the Administrative Agent for the ratable benefit of the Lenders and the
Agents remains in full force and effect and acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to obligations arising under such guarantee or any applicable Pledge Agreement.

Dated as of January 23, 2004

                                L-3 COMMUNICATIONS HOLDINGS, INC.

                                By:
                                   --------------------------------------
                                Name:  Christopher C. Cambria
                                Title: Vice President, General Counsel
                                       and Secretary

                                L-3 COMMUNICATIONS AEROTECH LLC
                                L-3 COMMUNICATIONS FLIGHT INTERNATIONAL
                                      AVIATION LLC
                                L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
                                L-3 COMMUNICATIONS VECTOR INTERNATIONAL
                                      AVIATION LLC
                                L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.

                                By:
                                   --------------------------------------
                                Name:  Christopher C. Cambria
                                Title: Authorized Person

                                WESCAM LLC
                                WESCAM AIR OPS LLC

                                By:
                                   --------------------------------------
                                Name:  Christopher C. Cambria
                                Title: Authorized Person

                                APCOM, INC.
                                BROADCAST SPORTS INC.
                                ELECTRODYNAMICS, INC.
                                HENSCHEL, INC.
                                HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                                INTERSTATE ELECTRONICS CORPORATION

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   AMENDMENT REGARDING SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                KDI PRECISION PRODUCTS, INC.
                                L-3 COMMUNICATIONS AEROMET, INC.
                                L-3 COMMUNICATIONS AIS GP CORPORATION
                                L-3 COMMUNICATIONS ATLANTIC SCIENCE AND
                                      TECHNOLOGY CORPORATION
                                L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
                                L-3 COMMUNICATIONS AYDIN CORPORATION
                                L-3 COMMUNICATIONS CSI, INC.
                                L-3 COMMUNICATIONS DBS MICROWAVE, INC.
                                L-3 COMMUNICATIONS ESSCO, INC.
                                L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.
                                L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                                L-3 COMMUNICATIONS INVESTMENTS INC.
                                L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
                                L-3 COMMUNICATIONS MAS (US) CORPORATION
                                L-3 COMMUNICATIONS SECURITY AND DETECTION
                                      SYSTEMS CORPORATION CALIFORNIA
                                L-3 COMMUNICATIONS SECURITY AND DETECTION
                                      SYSTEMS CORPORATION DELAWARE
                                L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.
                                L-3 COMMUNICATIONS WESTWOOD CORPORATION
                                MCTI ACQUISITION CORPORATION
                                MICRODYNE COMMUNICATIONS TECHNOLOGIES
                                      INCORPORATED
                                MICRODYNE CORPORATION
                                MICRODYNE OUTSOURCING INCORPORATED
                                MPRI, INC.
                                PAC ORD, INC.
                                POWER PARAGON, INC.
                                SHIP ANALYTICS, INC.
                                SHIP ANALYTICS INTERNATIONAL, INC.
                                SHIP ANALYTICS USA, INC.
                                SPD ELECTRICAL SYSTEMS, INC.
                                SPD SWITCHGEAR, INC.
                                SYCOLEMAN CORPORATION
                                TROLL TECHNOLOGY CORPORATION
                                WESCAM SONOMA INC.
                                WESCAM AIR OPS INC.
                                WESCAM INCORPORATED
                                WESCAM HOLDINGS (US) INC.
                                WOLF COACH, INC.

                                By:
                                   --------------------------------------
                                Name:  Christopher C. Cambria
                                Title: Vice President and Secretary

 [SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGEMENT AND CONSENT TO SECOND OMNIBUS
   AMENDMENT REGARDING SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                THE BANK OF NEW YORK

                                By:
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                                Title:

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              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                BANK ONE, N.A. (Main Office Chicago)

                                By:
                                   ---------------------------------
                                   Title:

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              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                FLEET NATIONAL BANK

                                By:
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                                   Title:

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              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                CREDIT LYONNAIS NEW YORK BRANCH

                                By:
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                                   Title:

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                                WACHOVIA BANK NATIONAL ASSOCIATION
                                (f/k/a First Union Commercial Corporation)

                                By:
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                                   Title:

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                                HSBC BANK USA

                                By:
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                                   Title:

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                                THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

                                By:
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                                   Title:
                                By:
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                                   Title:

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                                COMERICA BANK

                                By:
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                                   Title:

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                                CREDIT INDUSTRIEL ET COMMERCIAL

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                                   Title:

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                                BARCLAYS BANK PLC

                                By:
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                                   Title:

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              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                SOCIETE GENERALE

                                By:
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                                   Title:

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                                SUNTRUST BANK

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                                   Title:

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              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                WEBSTER BANK

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                                   Title:

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              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                THE BANK OF NOVA SCOTIA

                                By:
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                                   Title:

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              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                CREDIT SUISSE FIRST BOSTON

                                By:
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                                   Title:

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